Exhibit 99.2

SUPPLEMENTAL INDENTURE NO.2
This Supplemental Indenture No. 2 (this “Supplemental Indenture”), dated as of March 8, 2010 is entered by and among, NII Capital Corp., a Delaware corporation (the “Company”), NII Holdings, Inc., a Delaware corporation (the “Parent”), NII Global Holdings, Inc., a Delaware corporation, Nextel International (Services), Ltd., a Delaware corporation, NII Aviation, Inc., a Delaware corporation, NII Mercosur, LLC, a Delaware limited liability company, NII Funding, Corp., a Delaware corporation, (each, including the Parent, a “Guarantor,” and collectively, the “Guarantors”) and Wilmington Trust Company, as trustee under the Indenture referred to below (the “Trustee”).
WITNESSETH
WHEREAS, the Company and the other Guarantors, including the Parent, party thereto have heretofore executed and delivered to the Trustee an indenture (as amended or supplemented, the “Indenture”), dated as of August 18, 2009, as supplemented by Supplemental Indenture No. 1 dated as of February 8, 2010, providing for the issuance of 10.0% Senior Notes due 2016 (the “Notes”);
WHEREAS, Section 10.05(a) of the Indenture provides that under certain circumstances a Subsidiary Guarantor shall be released from its obligations under its Note Guarantee;
WHEREAS, Section 10.05(b) of the Indenture provides that the Trustee shall execute any documents reasonably required to evidence the release of any such Subsidiary Guarantor from its obligations under its Note Guarantee upon the delivery of an Officers’ Certificate and an Opinion of Counsel to the effect that the conditions to release set forth in Section 10.05(a) have been met; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree as follows:
1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.Officers’ Certificate. The Trustee hereby acknowledges that it has received an Officers’ Certificate dated March 8, 2010 (the “Certificate”), signed by two Officers of the Company and by two Officers of the Parent, in which those officers represent, warrant and certify that, among other things, (a) each of McCaw International (Brazil), LLC, a Virginia limited liability company (formerly McCaw International (Brazil), Ltd., a Virginia corporation), Airfone Holdings, LLC, a Delaware limited liability company (formerly Airfone Holdings, Inc., a Delaware corporation), and Nextel International (Uruguay), LLC, a Delaware limited liability company (formerly Nextel International (Uruguay), Inc.) (each, a “Released Guarantor”) became a Foreign Restricted Subsidiary on December 30, 2009 and, (b) in connection therewith, the Parent and each applicable Subsidiary Guarantor complied with all applicable provisions and conditions of Sections 4.10, l0.04(a)(i) and l0.04(a)(ii)(B) of the Indenture.
3.Opinion of Counsel. The Trustee hereby acknowledges that it has received an Opinion of Counsel dated March 8, 2010 (the “Opinion”) expressing the legal opinion, among the other opinions given therein, that, pursuant to Section l0.05(a)(v) of the Indenture, all of the conditions precedent to the release of the obligations of each Released Guarantor from its respective obligations under its respective Note Guarantee have been complied with.
4.Evidence of Release. In reliance on the Certificate and on the Opinion and in accordance with Section 10.05(b) of the Indenture, the Trustee hereby evidences that, on December 30, 2009, each of the Released Guarantors was released, pursuant to Section 10.05(a)(v) of the Indenture, from its respective obligations under its respective Note Guarantee.
5.NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
6.No Further Modification. Except as specifically modified hereby, the terms and conditions of the Indenture remain in full force and effect.
7.Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
8.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

NII CAPITAL CORP.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President and Secretary

NII HOLDINGS, INC.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President, General Counsel & Secretary

NII GLOBAL HOLDINGS, INC.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President and Secretary

NEXTEL INTERNATIONAL (SERVICES), LTD.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President and Secretary

NII AVIATION, INC.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President and Secretary

NII FUNDING CORP.

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President and Secretary

NII MERCOSUR, LLC

By: NII HOLDINGS, INC., as Manager

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Vice President, General Counsel & Secretary

WILMINGTON TRUST COMPANY,
as Trustee

By: /s/ Lori L. Donahue
Name: Lori L. Donahue
Title: Assistant Vice President